Exhibit 99.2 Notice of Guaranteed Delivery for Exercise of Warrants of Enovix Corporation (Not to be used for Signature Guarantees) This Notice of Guaranteed Delivery is provided by Enovix Corporation (the “Company”) with respect to the Company’s outstanding Warrants (the “Warrants”) to purchase shares of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), issued under the Warrant Agreement, dated as of July 21, 2025 (the “Warrant Agreement”), between the Company, Computershare Inc. and its affiliate, Computershare Trust Company N.A., as Warrant Agent (the “Warrant Agent”). Each Warrant entitles the holder thereof to purchase one share of Common Stock for a cash exercise price of $8.75 per Warrant. On August 28, 2025, Enovix Corporation (the “Company”) gave notice that the Early Expiration Price Condition (defined in the Warrant Agreement) had been satisfied on August 27, 2025. In accordance with the Warrant Agreement, the Company has elected to set August 29, 2025 as the Alternate Expiration Date (defined in the Warrant Agreement) of the Warrants. As a result, the Warrants will expire and cease to be exercisable at 5:00 p.m. New York City time on August 29, 2025, so long as the volume-weighted average price of the Common Stock is at least $8.75 for each of the two Trading Days (as defined in the Warrant) immediately preceding such Alternate Expiration Date (the “Additional Price Condition”). The Company will issue a further press release to confirm that the Additional Price Condition is satisfied and to reconfirm the final trading day and expiration date of the Warrants. At 5:00 p.m. New York City time on August 29, 2025 and thereafter, the Warrants will no longer be exercisable and will become void, and the holders of unexercised Warrants will have no further rights with respect to any Warrants. The Company is offering holders of Warrants the opportunity to use this Notice of Guaranteed Delivery if the procedure for the exercise of the Warrants cannot be completed on a timely basis before 5:00 p.m. New York City time on August 29, 2025. To allow for any settlements of Warrants on a T+1 settlement cycle, the Warrants will continue to be listed and trade on Nasdaq until 4:00 p.m. New York City time on August 29, 2025, and Warrants may be exercised prior to 5:00 p.m. New York City time on August 29, 2025. This Notice of Guaranteed Delivery, or a form substantially equivalent hereto, must be used to exercise any Warrants if the procedure for the exercise of the Warrants cannot be completed on a timely basis before 5:00 p.m. New York City time on August 29, 2025. In addition to the payment of the exercise price of the Warrants ($8.75 per Warrant) in accordance with the Warrant Agreement, a fully and properly completed and executed Notice of Guaranteed Delivery must be delivered to the Warrant Agent at the address set forth below and must include a Guarantee by an “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, prior to 5:00 p.m. New York City time on August 29, 2025. Computershare Trust Company N.A. 150 Royall Street Canton, MA 02021 Attention: Client Services The method of delivery of the Notice of Guaranteed Delivery is at the option and risk of the holder but, if mail is used, registered mail properly insured is suggested. Wire instructions are available at the Depository Trust Company or may be requested directly from the Warrant Agent. DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN ONE SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. THIS NOTICE OF GUARANTEED DELIVERY TO COMPUTERSHARE TRUST COMPANY N.A. IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON AN ELECTION TO

PURCHASE IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE ELECTION TO PURCHASE. THE GUARANTEE INCLUDED HEREIN AS EXHIBIT A MUST BE COMPLETED.

EXHIBIT A GUARANTEE (Not to be used for signature guarantee) The undersigned, a financial institution that is an “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Warrant Agent the Warrants pursuant to the procedure for book-entry transfer into the Warrant Agent’s account at The Depository Trust Company (DTC), the book-entry transfer facility, and any other documents required by the Warrant Agreement within one trading day after the date hereof. The financial institution understands that a properly completed and duly executed Notice of Guaranteed Delivery, in addition to the payment of the exercise price of the Warrants ($8.75 per Warrant) in accordance with the Warrant Agreement, must be in possession of the Warrant Agent prior to 5:00 p.m. New York City time on August 29, 2025. The Eligible Institution that completes this form must communicate the guarantee to the Warrant Agent and must deliver the Warrants within the time period shown herein. Failure to do so could result in a financial loss to such Eligible Institution. Name of Firm: Address: Area Code and Tel. No: (Authorized Signature) Name (Please type or print) Title: Number of Warrants subject to Guaranteed Delivery: DTC Number of Firm or Clearing Agent: Funds Submitted: Dated: